Acquisitions	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Acquisitions

4. Acquisitions

2017

On October 2, 2017, the Company acquired 100% of the voting stock of PCP Oil Tools S.A. and Ener Tools S.A. (“PCP”), a supplier of progressive cavity pump products and services for total consideration of $8,842, net of cash acquired. This acquisition is a part of the Production & Automation Technologies segment and will broaden the Company’s ability to supply Argentina with additional products to customers. The goodwill recorded as a result of this acquisition reflects the benefits expected to be derived from product line expansion and operational synergies. The Company recorded non-deductible goodwill of $5,053 and customer intangible assets of $4,538. The intangible assets are being amortized over 9 years.

The pro forma effects of this acquisition on the Company’s operations were not material.